SEE RESTRICTIVE LEGEND ON REVERSE SIDE
                       INCORPORATED UNDER THE LAWS OF
                                 DELAWARE

No. ****                                             Shares ****

                   PERMA-FIX ENVIRONMENTAL SERVICES, INC.

              SERIES 10 CLASS J CONVERTIBLE PREFERRED STOCK
                        Par Value $.001 Per Share

THIS CERTIFICATE CERTIFIES THAT -- S P E C I M E N -- is the owner of **** *************** (******) shares of Series 10 Class J Convertible
Preferred Stock***************** of
                   Perma-Fix Environmental Services, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ____ day of July, 1998.



_________________________________            ______________________________
                       Secretary                                 President


                              SHARES $.001 EACH

     NEITHER THIS PREFERRED STOCK NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS PREFERRED STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES
LAWS. THIS PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PREFERRED STOCK MAY NOT BE OFFERED, SOLD,
PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE
OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT
WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY
APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT
OF PERMA-FIX ENVIRONMENTAL SERVICES, INC.'S COUNSEL, OR AN OPINION
FROM COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION IS SATISFACTORY
TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.
     NOTWITHSTANDING THE FOREGOING, THE SHARES OF COMMON STOCK
ISSUABLE UPON CONVERSION ARE ALSO SUBJECT TO THE REGISTRATION
RIGHTS SET FORTH IN THAT CERTAIN PRIVATE SECURITIES SUBSCRIPTION AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY
OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.


                             CERTIFICATE
                                 FOR
                                 ****
                                SHARES
                                of the
                             CAPITAL STOCK
                                  of

                        Perma-Fix Environmental
                             Services, Inc.

                           Series 10 Class J
                       Convertible Preferred Stock
                        Par Value $.001 Per Share

                                 ISSUED TO

                          -- S P E C I M E N --

                                   DATED
                              July ___, 1998


     For Value Received, _____________________ hereby sell, assign, and transfer unto __________________________________________________________
______________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated ______________________, 19_____.

     In the presence of _____________________________________.